(A Wholly Owned Subsidiary of Countrywide Capital Markets, Inc.)

Consolidated Financial Statements and Supplementary Information

December 31, 2004

(With Independent Auditors’ Report Thereon)

COUNTRYWIDE SECURITIES CORPORATION AND SUBSIDIARY
(A Wholly Owned Subsidiary of Countrywide Capital Markets, Inc.)

Independent Auditors’ Report

The Board of Directors
Countrywide Securities Corporation:

We have audited the accompanying consolidated statement of financial condition of Countrywide Securities Corporation and subsidiary (the Company), a wholly owned subsidiary of Countrywide Capital Markets, Inc., as of December 31, 2004, and the related consolidated statements of earnings, changes in stockholder’s equity, changes in subordinated borrowings, and cash flows for the year then ended that you are filing pursuant to Rule 17a-5 under the Securities Exchange Act of 1934. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Countrywide Securities Corporation and subsidiary as of December 31, 2004, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The information contained in Schedules I, II, and III is presented for purposes of additional analysis and is not a required part of the basic consolidated financial statements, but is supplementary information required by Rule 17a-5 under the Securities Exchange Act of 1934. Such information has been subjected to the auditing procedures applied in the audit of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

/s/ KPMG LLP

Los Angeles, California
February 23, 2005

COUNTRYWIDE SECURITIES CORPORATION AND SUBSIDIARY
(A Wholly Owned Subsidiary of Countrywide Capital Markets, Inc.)

Consolidated Statement of Financial Condition

December 31, 2004

(Dollars in thousands)

Assets
Cash	$4,086
Cash segregated in compliance with federal regulations	61,177
Securities purchased under agreements to resell	12,255,603
Receivables from broker-dealers and clearing organizations	2,316,238
Receivables from customers	355,839
Trading securities owned, at fair value ($1,303,007 pledged as collateral)	11,484,608
Memberships in exchanges, at cost (market value $485)	375
Furniture, equipment, and leasehold improvements, at cost, less accumulated depreciation and amortization of $7,380	13,594
Other assets	158,685

Total assets	$26,650,205

Liabilities and Stockholder’s Equity

Payables to broker-dealers	$208,170
Payables to customers	383,985
Trading securities sold, not yet purchased, at fair value	2,912,620
Securities sold under agreements to repurchase	21,978,581
Accounts payable and accrued liabilities	243,229
Intercompany payable due to affiliates	66,426

Total liabilities	25,793,011

Commitments and contingencies

Stockholder’s equity:
Capital stock - no par value. Authorized 100,000 shares; issued and outstanding 30 shares	288
Additional paid-in capital	157,400
Accumulated other comprehensive income — foreign currency translation adjustment	43
Retained earnings	699,463

Total stockholder’s equity	857,194

Total liabilities and stockholder’s equity	$26,650,205

See accompanying notes to consolidated financial statements.

COUNTRYWIDE SECURITIES CORPORATION AND SUBSIDIARY
(A Wholly Owned Subsidiary of Countrywide Capital Markets, Inc.)

Consolidated Statement of Earnings

Year ended December 31, 2004

(Dollars in thousands)

Revenues:
Gains and losses on principal transactions	$240,736
Interest earned	1,014,785
Other income	6,052

1,261,573

Expenses:
Employee compensation and benefits	204,993
Interest expense	621,334
Clearance fees	6,632
Occupancy and equipment	3,106
Communications and data processing	8,387
Other expenses	25,712

870,164

Earnings before income taxes	391,409

Provision for income taxes	154,605

Net earnings	$236,804

See accompanying notes to consolidated financial statements.

COUNTRYWIDE SECURITIES CORPORATION AND SUBSIDIARY
(A Wholly Owned Subsidiary of Countrywide Capital Markets, Inc.)

Consolidated Statement of Changes in Stockholder’s Equity

Year ended December 31, 2004

(Dollars in thousands)

			Accumulated
			other
			comprehensive
			income -
			foreign
			currency		Total	Total
	Common	Paid-in	translation	Retained	comprehensive	stockholder's
	stock	capital	adjustment	earnings	income	equity
Balances at December 31, 2003	$288	157,400	—	462,659	462,659	620,347
Change in foreign currency translation adjustment	—	—	43	—	43	43
Net earnings	—	—	—	236,804	236,804	236,804

Balances at December 31, 2004	$288	157,400	43	699,463	699,506	857,194

See accompanying notes to consolidated financial statements.

COUNTRYWIDE SECURITIES CORPORATION AND SUBSIDIARY
(A Wholly Owned Subsidiary of Countrywide Capital Markets, Inc.)

Consolidated Statement of Changes in Subordinated Borrowings

Year ended December 31, 2004

(Dollars in thousands)

Subordinated borrowings at December 31, 2003	$102,619

Increases:
Issuance of subordinated notes	176,151

Decreases:
Payment of subordinated notes	(278,770)

Subordinated borrowings at December 31, 2004	$—

See accompanying notes to consolidated financial statements.

COUNTRYWIDE SECURITIES CORPORATION AND SUBSIDIARY
(A Wholly Owned Subsidiary of Countrywide Capital Markets, Inc.)

Consolidated Statement of Cash Flows

Year ended December 31, 2004

(Dollars in thousands)

Cash flows from operating activities:
Net earnings	$236,804
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	2,464
Decrease in cash segregated under federal regulations	106,300
Increase in receivables from broker-dealers and clearing organizations	(1,371,979)
Increase in receivables from customers	(271,872)
Increase in trading securities owned, at market value	(560,227)
Decrease in securities purchased under agreements to resell	9,047,892
Increase in memberships in exchange	(375)
Increase in other assets, net	(78,192)
Decrease in payables to broker-dealers and clearing organizations	(704,890)
Decrease in payables to customers	(4,089)
Increase in trading securities sold, not yet purchased, at market value	1,442,976
Decrease in securities sold under agreements to repurchase	(7,727,098)
Increase in accounts payable and accrued liabilities	48,571
Decrease in due to affiliates	(50,724)

Net cash provided by operating activities	115,561

Cash flows for investing activities:
Purchase of furniture, equipment, and leasehold improvements	(8,899)

Net cash used in investing activities	(8,899)

Cash flows from financing activities:
Payment of subordinated notes	(278,770)
Issuance of subordinated notes	176,151

Net cash used in financing activities	(102,619)

Foreign currency translation adjustment	43

Increase in cash	4,086
Cash at beginning of year	—

Cash at end of year	$4,086

Supplemental disclosure of cash flow information:
Interest paid	$609,305
Taxes paid	154,605

See accompanying notes to consolidated financial statements.

COUNTRYWIDE SECURITIES CORPORATION AND SUBSIDIARY

(A Wholly Owned Subsidiary of Countrywide Capital Markets, Inc.)

Notes to Consolidated Financial Statements

December 31, 2004

(1)	Organization and Nature of Business

Countrywide Securities Corporation (the Company) is a broker-dealer registered with the Securities and Exchange Commission (SEC) and is a member of the National Association of Securities Dealers, Inc. (NASD). The Company trades mortgage-backed securities (MBS), U.S. Government securities, and other fixed income securities with broker-dealers, institutional investors, and affiliates. On January 15, 2004, the Company became an authorized counterparty (primary dealer) with the Federal Reserve Bank of New York in the performance of its open market operations.

Organization

The Company is a California corporation that is a wholly owned subsidiary of Countrywide Capital Markets, Inc. (the Parent), which in turn is a wholly owned subsidiary of Countrywide Financial Corporation, Inc. (CFC). During 2004, the Company formed Countrywide Capital Markets Asia Ltd. (the Subsidiary), a wholly owned subsidiary incorporated in the Cayman Islands. The Subsidiary will maintain a sales office in Tokyo, Japan.

(2)	Significant Accounting Policies

(a)	Basis of Presentation

The consolidated financial statements include the accounts of the Company and the Subsidiary. The Company is engaged in a single line of business as a securities broker-dealer, which comprises several classes of services, including principal transactions, agency transactions, and underwriting new issuances of securities. All material intercompany balances and transactions are eliminated in consolidation.

(b)	Use of Estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

(c)	Securities Transactions

Proprietary securities transactions in regular-way trades are recorded on the trade date, as if they had settled. Profit and loss arising from all securities transactions entered into for the account and risk of the Company are recorded on a trade-date basis. Customers’ securities transactions are reported on a settlement-date basis with income and expenses reported on a trade-date basis.

Amounts receivable and payable for securities transactions that have not reached their contractual settlement date are recorded net on the consolidated statement of financial condition. Trading securities are carried at market value.

(Continued)

COUNTRYWIDE SECURITIES CORPORATION AND SUBSIDIARY

(A Wholly Owned Subsidiary of Countrywide Capital Markets, Inc.)

Notes to Consolidated Financial Statements

December 31, 2004

(d)	Securities Purchased under Agreements to Resell and Securities Sold under Agreements to Repurchase

Transactions involving purchases of securities under agreements to resell (reverse repurchase agreements) or sales of securities under agreements to repurchase (repurchase agreements) are recorded at their contractual amounts plus accrued interest and are accounted for as collateralized financings except where the Company does not have an agreement to sell (or purchase) the same or substantially the same securities before maturity at a fixed or determinable price. It is the policy of the Company to obtain possession of collateral with a market value equal to or in excess of the principal amount loaned under reverse repurchase agreements. Collateral is valued daily and the Company may require counterparties to deposit additional collateral or return collateral pledged when appropriate. These instruments are collateralized principally by mortgage-backed securities and government agency securities and generally have terms ranging from overnight to one year. The Company reports reverse repurchase agreements and repurchase agreements net by counterparty, when applicable, pursuant to FASB Interpretation 41, Offsetting of Amounts Related to Certain Repurchase and Reverse Repurchase Agreements (FIN 41). Excluding the impact of FIN 41, reverse repurchase agreements had a carrying amount of $20,357,784,000 and repurchase agreements had a carrying amount of $30,081,796,000.

At December 31, 2004, the market value of the collateral accepted related to reverse repurchase agreements was $20,607,399,000, of which $1,993,897,000 was sold and $18,321,945,000 was repledged. Collateral pledged where the secured party does not have the right to sell or repledge such collateral is included in securities purchased under agreements to resell and had a fair value of $7,490,868,000 at December 31, 2004.

(e)	Securities-Lending Activities

Securities borrowed and securities loaned are recorded based upon the amount of cash collateral advanced or received. Securities borrowed transactions facilitate the settlement process and require the Company to deposit cash, letters of credit, or other collateral with the lender. With respect to securities loaned, the Company receives collateral in the form of cash or other collateral. The amount of collateral required to be deposited for securities borrowed, or received for securities loaned, is an amount generally in excess of the market value of the applicable securities borrowed or loaned. The Company monitors the market value of securities borrowed and loaned, with additional collateral obtained or excess collateral received, when deemed appropriate. Securities borrowed and securities loaned are included in receivables from and payables to broker-dealers and clearing organizations in the consolidated statement of condition. The Company reports securities borrowed and securities loaned net by counterparty, when applicable, pursuant to FASB Interpretation 39, Offsetting Amounts Related to Certain Contracts. At December 31, 2004, no such amounts were presented net in the consolidated statement of financial condition.

At December 31, 2004, the market value of the collateral accepted related to securities borrowed was $1,709,495,000, of which $584,860,000 was sold and $1,052,854,000 was repledged. Collateral pledged where the secured party does not have the right to sell or repledge such collateral is included in securities borrowed and had a fair value of $101,023,000 at December 31, 2004.

(Continued)

COUNTRYWIDE SECURITIES CORPORATION AND SUBSIDIARY

(A Wholly Owned Subsidiary of Countrywide Capital Markets, Inc.)

Notes to Consolidated Financial Statements

December 31, 2004

(f)	Collateral

The Company reports assets it has pledged as collateral in secured borrowing and other arrangements as trading securities owned, at fair value, when the secured party cannot sell or repledge the assets. All trading securities pledged as collateral to counterparties where the counterparty has the right, by contract or custom, to sell or repledge the securities are included in trading securities owned, at market value, pledged as collateral, as required by SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities – a Replacement of FASB Statement No. 125.

(g)	Trading Gains and Losses

The Company buys, sells, and holds securities for trading purposes and to facilitate customer activity. Trading gains and losses arising from these buys and sells, as well as unrealized gains and losses arising from changes in the market value of trading inventory, are recorded net in gains and losses on principal transactions. Trade fees, finder’s fees, swap fees, give-up commissions, and options and futures commissions are recorded in gains and losses on principal transactions. All trading gains and losses associated with securities trading are recorded in the consolidated statement of earnings on the trade date.

(h)	Underwriting Income

Underwriting income is included in gains and losses on principal transactions. Revenue earned is recognized on the settlement date of the respective underwritten transactions.

(i)	Translation of Foreign Currencies

Assets and liabilities denominated in foreign currencies are translated at year-end rates of exchange, while the income statement accounts are translated at rates of exchange in effect at the time transactions occur. Gains or losses resulting from foreign currency transactions are included in the net earnings.

(j)	Depreciation

Depreciation is provided on a straight-line basis using estimated useful lives of three to ten years. Leasehold improvements are amortized over the lesser of the economic useful life of the improvement or the term of the lease.

(k)	Exchange Memberships

Exchange memberships are recorded at cost and monitored for other than temporary impairment. No such impairment existed at December 31, 2004.

(Continued)

COUNTRYWIDE SECURITIES CORPORATION AND SUBSIDIARY

(A Wholly Owned Subsidiary of Countrywide Capital Markets, Inc.)

Notes to Consolidated Financial Statements

December 31, 2004

(l)	Income Taxes

CFC and its subsidiaries, including the Company, have elected to file consolidated federal and combined state income and franchise tax returns. The policy of CFC is for each member of the consolidated group to recognize tax expense or benefit based on that member’s financial statement income or loss at the rate of 39.5%, the effective tax rate of the consolidated group. Certain elements of the Company’s financial statement income (such as deferred compensation expense, bad debt expense, foreign taxes, and depreciation and amortization expense) may be recognized for tax purposes in years other than in the years in which the financial statement expense or benefit is recognized. CFC’s policy requires intercompany settlement (recordation through the intercompany account) of the aggregate of all current and deferred taxes as current items in the month that the financial statement expense or benefit is recognized; thus, the Company has no deferred tax assets or liabilities (see note 10). In addition, tax benefits from stock option plans are retained by CFC.

(m)	Stock Option Plans

CFC has stock option plans (the Plans) that provide for the granting of both qualified and nonqualified options to employees and directors of the Company. Options are generally granted at the average market price of CFC’s common stock on the date of grant and are exercisable beginning one year from the date of grant and expire up to ten years from the date of grant. Options vest over a period of three to four years. The Company accounts for these Plans under the recognition and measurement principles of APB Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations. No compensation expense related to these stock options has been recognized in earnings, as all options granted under the Plans had an exercise price equal to the market value of the underlying common stock on the date of the grant. During the year, CFC declared and paid a 3-for-2 and a 2-for-1 stock dividend. All share and per-share amounts related to the Plans have been restated to reflect the dividends.

Stock option transactions for the Company under the Plans, as adjusted for the stock splits, were as follows:

		Weighted
		average
	Number of	exercise
	shares	price
Outstanding options at beginning of year	2,089,240	$12.21
Options granted	690,242	31.86
Options exercised	(504,458)	11.00
Options expired or canceled	(76,718)	19.22

Outstanding options at end of year	2,198,306	$18.41

Options exercisable at end of year	387,748	$11.14

(Continued)

COUNTRYWIDE SECURITIES CORPORATION AND SUBSIDIARY

(A Wholly Owned Subsidiary of Countrywide Capital Markets, Inc.)

Notes to Consolidated Financial Statements

December 31, 2004

Status of the outstanding stock options under the Plans as of December 31, 2004 was as follows:

	Outstanding options			Exercisable options
	Weighted
	average		Weighted		Weighted
	remaining		average		average
	contractual		exercise		exercise
Exercise price range	life (years)	Number	price	Number	price
$5.00 – 10.00	6.3	648,984	$9.54	247,758	$9.15
10.01 – 15.00	7.9	691,187	13.64	105,416	13.23
15.01 – 20.00	8.4	192,891	18.98	34,574	18.98
20.01 – 30.00	—	—	—	—	—
30.01 – 35.00	4.2	665,244	31.86	—	—

5.00 – 35.00	6.4	2,198,306	$18.41	387,748	$11.14

The following table illustrates the effect on net earnings if the Company had applied the fair value recognition provision of FASB Statement No. 123, Accounting for Stock-Based Compensation, to stock-based compensation for the year ended December 31, 2004 (dollars in thousands):

Net earnings as reported	$236,804
Deduct total stock-based compensation expense determined under fair-value-based method for all awards, net of related tax effects	(4,337)

Pro forma net income	$232,467

The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions for the year ended December 31, 2004:

Expected life	5 years
Risk-free interest rate	2.9%
Dividend yield	0.8%
Volatility	36.0%

The average fair value of options granted in 2004 was $10.64.

The Black-Scholes option valuation model was developed for use in estimating the fair value of options that have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective input assumptions. Because CFC’s stock options have characteristics significantly different from those of traded options, and because changes in subjective input assumptions can materially affect the fair value estimate, in management’s opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

(Continued)

COUNTRYWIDE SECURITIES CORPORATION AND SUBSIDIARY

(A Wholly Owned Subsidiary of Countrywide Capital Markets, Inc.)

Notes to Consolidated Financial Statements

December 31, 2004

(n)	Recent Accounting Pronouncements

In December 2004, the FASB issued Statement of Financial Accounting Standards No. 123R, Share Based Payment (SFAS 123R), an amendment of FASB Statement No. 123 (SFAS 123), Accounting for Stock-Based Compensation. SFAS 123R focuses primarily on accounting for share-based payments for employee services. This statement requires companies to measure the cost of employee services received in exchange for an award of equity instruments based on the grant date fair value of the award. SFAS 123R requires measurement of fair value of employee stock options using an option pricing model that takes into account the awarded options’ unique characteristics. SFAS 123R requires charging the recognized cost to expense over the period the employee provides services to earn the award (generally the vesting period for the award).

SFAS 123R’s measurement requirements for employee stock options are similar to those of SFAS 123, which is the basis for the pro forma stock-based compensation disclosure contained in the preceding caption, Stock-Based Compensation of this note. However, SFAS 123R requires:

•	initial and ongoing estimates of the amount of shares that will vest – SFAS 123 provided entities the option of assuming that all shares would vest and then cumulatively adjusting compensation cost and expense as shares were forfeited

•	adjusting the cost of a modified award with reference to the difference in the fair value of the modified award to the initial award at the date of modification of the award.

SFAS 123R also provides for the use of alternative models to determine compensation cost related to stock option grants. The model the Company will use in its option valuation has not yet been selected, and therefore, any financial impacts of a model change cannot be determined. However, adoption of SFAS 123R is not expected to have a significant impact on the financial position or earnings of the Company. The provisions of SFAS 123R are applicable to the Company in the quarter ended September 30, 2005.

(3)	Cash Segregated under Federal Regulations

Cash of $61,177,000 at December 31, 2004 has been segregated in a special reserve bank account for the exclusive benefit of customers under Rule 15c3-3 of the Securities and Exchange Commission.

(Continued)

COUNTRYWIDE SECURITIES CORPORATION AND SUBSIDIARY

(A Wholly Owned Subsidiary of Countrywide Capital Markets, Inc.)

Notes to Consolidated Financial Statements

December 31, 2004

(4)	Receivables from and Payables to Broker-Dealers and Clearing Organizations

The amounts receivable from and payable to broker-dealers and clearing organizations at December 31, 2004 consist of the following:

	Receivable	Payable
	(Dollars in thousands)
Deposits for securities borrowed/loaned	$1,755,015	—
Unsettled trades, net	193,633	—
Receivables from/payables to clearing organizations	168,627	446
Securities failed to deliver/receive	110,724	166,168
Fair value of unsettled MBS forwards (see note 15)	58,676	40,982
Margin deposited and open trade equity on commodity transactions	24,475	—
Other	5,088	574

	$2,316,238	208,170

Securities failed to deliver and failed to receive represent the contract value of securities that have not been delivered or received by the settlement date of the trade.

(5)	Receivables from and Payables to Customers

Customer securities transactions are recorded on a settlement-date basis, which is generally one to three business days after the trade date, while the related revenues are recorded on a trade-date basis. Receivables from and payables to customers include amounts related to cash transactions. Securities owned by customers, including those that collateralize these transactions, are generally not reflected in the consolidated statement of financial condition.

(Continued)

COUNTRYWIDE SECURITIES CORPORATION AND SUBSIDIARY

(A Wholly Owned Subsidiary of Countrywide Capital Markets, Inc.)

Notes to Consolidated Financial Statements

December 31, 2004

(6)	Trading Securities Owned and Trading Securities Sold Not Yet Purchased

Trading securities owned, at fair value, including amounts pledged as collateral, and trading securities sold, not yet purchased, at fair value, consist of the following at December 31, 2004:

		Sold, not yet
	Owned	purchased
	(Dollars in thousands)
Mortgage pass-through certificates	$7,486,058	20,817
Collateralized mortgage obligations	2,067,066	—
U.S. Treasury securities	971,438	2,579,633
Agency debt securities	560,163	312,065
Asset-backed securities	340,684	—
Negotiable certificates of deposit	30,871	—
Other securities	28,328	105

	$11,484,608	2,912,620

Collateral pledged, including deposits of $124,027,000 with clearing organizations to fulfill margin requirements, is included in trading securities owned and had a fair value of $1,303,007,000. Collateral pledged where the secured party does not have the right to sell or repledge such collateral is included in trading securities owned and had a fair value of $8,712,092,000 at December 31, 2004.

(7)	Other Assets

Amounts included in other assets as of December 31, 2004 consist of following (dollars in thousands):

Accrued and purchased interest	$61,906
Cash surrender value of Company-owned life insurance	47,268
Restricted investments	41,303
Prepaid expenses	2,643
Other	5,565

$158,685

The Company-owned life insurance policies and the restricted investments (which consist of mutual funds recorded at fair value) have been deposited to a rabbi trust created to fund a nonqualified pension plan. These assets may only be used to pay the obligations of the Company arising from that nonqualified pension plan; they are not available to meet the general obligations of the Company, except in the event of insolvency filing by CFC. The accrued liability associated with this nonqualified pension plan was $86,185,000 as of December 31, 2004 and is included in accounts payable and accrued liabilities in the consolidated statement of financial condition. See note 12.

(Continued)

COUNTRYWIDE SECURITIES CORPORATION AND SUBSIDIARY

(A Wholly Owned Subsidiary of Countrywide Capital Markets, Inc.)

Notes to Consolidated Financial Statements

December 31, 2004

(8)	Bank Loans

The Company obtains short-term borrowings through unsecured bank loans. The interest rates on such short-term borrowings are generally based on the Fed funds rate plus a margin determined at the time of the transactions. During the year ended December 31, 2004, the weighted average interest rate on bank loans was 1.62%. There were no such borrowings outstanding at December 31, 2004.

(9)	Gains and Losses on Principal Transactions

Gains and losses on principal transactions for the year ended December 31, 2004 include revenues from the following activities (dollars in thousands):

Securities trading	$(232,815)
Underwriting activities	251,559
Conduit management fees	211,283
Other	10,709

$240,736

(10)	Transactions with Affiliates

The Company receives fees from its affiliates for trading, underwriting transactions, and conduit management activities, which includes brokering and managing the acquisition, sale, or securitization of whole loans on behalf of an affiliate. The Company also compensates an affiliate for arrangement of trades. These fee transactions are included in gains and losses on principal transactions in the consolidated statement of earnings. For the year ended December 31, 2004, these fees consisted of the following (dollars in thousands):

Conduit management fees	$211,283
Underwriting fees	166,556
Compensation for an arranger fee agreement	(2,604)

In addition, the Company earned $7,305,000 of net interest and $(253,000) in net fees related to conduit management activities.

The Company reimburses affiliates, or is reimbursed by affiliates, for certain operating expenses. For the year ended December 31, 2004, these expenses consisted of the following (dollars in thousands):

Communications and data processing	$3,027
Occupancy and equipment	1,524
Employee benefit plans	1,838
Group insurance	1,799
Legal fees	1,365
Management fees paid to an affiliate	9,759
Management fees received from affiliates	(6,484)

(Continued)

COUNTRYWIDE SECURITIES CORPORATION AND SUBSIDIARY

(A Wholly Owned Subsidiary of Countrywide Capital Markets, Inc.)

Notes to Consolidated Financial Statements

December 31, 2004

Gains and losses arising from securities and underwriting transactions are settled through the standard securities settlement process. Compensation for arranger fees is cash settled on a monthly basis. All other fees and expenses are charged or credited through the intercompany account.

The intercompany payable at December 31, 2004 amounted to $66,426,000. Interest is incurred at the Fed funds rate plus a margin of 0.25%. The interest expense on this payable was based upon a weighted average interest rate of 1.61% for the year. Net interest on the intercompany balance amounted to an expense of $1,059,000 for the year ended December 31, 2004.

Outstanding at December 31, 2004 with affiliates, at contractual amounts including accrued interest, were reverse repurchase agreements in the amount of $622,811,000 and repurchase agreements in the amount of $2,050,127,000. Net interest earned on these agreements was $83,692,000 for the year ended December 31, 2004. During 2004, the Company entered into interest rate swap transactions with an affiliate. As of December 31, 2004, there were no such swap transactions outstanding. In addition, during the year ended December 31, 2004, the Company purchased $256,733,300,000 of trading securities from and sold $102,235,800,000 of trading securities to affiliates at prevailing market prices.

Refer to note 14 for subordinated borrowings from an affiliate at December 31, 2004.

(11)	Net Capital Requirements

The Company is subject to the Securities and Exchange Commission Uniform Net Capital Rule (SEC Rule 15c3-1), which requires the maintenance of minimum net capital. The Company has elected to use the alternative method, permitted by the rule, which requires that the Company maintain minimum net capital, as defined in the rule, equal to the greater of $250,000 or 2% of aggregate debit balances arising from customer transactions, as defined in the rule. At December 31, 2004, the Company’s net capital was $474,026,000 and net capital in excess of the minimum required was $456,406,000. The rule prohibits the Company from withdrawing equity capital or making distributions to its shareholder (the Parent) if resulting net capital would be less than 5% of aggregate debits arising from customer-related receivables as computed in accordance with the rule.

(12)	Employee Benefit Plans

Eligible full-time employees of the Company are covered under CFC’s defined benefit plans, including dental, medical, life insurance, dependent care, and others. A portion of the employee benefit plan expense is allocated to the Company based on the Company’s employees’ participation in these plans. The Company’s expense related to these plans was $1,799,000 for the year ended December 31, 2004 (see note 10).

Eligible full-time employees of the Company are also covered under CFC’s defined benefit pension and tax-deferred savings and investment plans. A portion of the benefit plan expense is allocated to the Company based upon the percentage of the Company’s salary expense to the total salary expense of CFC and its subsidiaries and based on the Company’s employees’ participation in these plans. The Company’s expense related to these plans was $1,838,000 for the year ended December 31, 2004 (see note 10). Because the Company participates in these plans with other subsidiaries of CFC, an analysis setting forth the funded status at December 31, 2004, cannot be separately determined for the Company.

(Continued)

COUNTRYWIDE SECURITIES CORPORATION AND SUBSIDIARY

(A Wholly Owned Subsidiary of Countrywide Capital Markets, Inc.)

Notes to Consolidated Financial Statements

December 31, 2004

The Company has also established a nonqualified pension plan for certain key employees. The Company’s expense related to this plan was $61,411,000 for the year ended December 31, 2004.

(13) Commitments and Contingencies

(a)	Underwriting

In connection with the Company’s underwriting activities, the Company had commitments to purchase and sell new issues of securities aggregating $927,058,000 at December 31, 2004.

(b)	Leases

The Company occupies office space under leases that expire at various dates through 2015. Future minimum aggregate annual rentals payable under noncancelable leases, including offices in New York City, Chicago, and a new office in Tokyo, are as follows (dollars in thousands):

Year:
2005	$5,401
2006	5,821
2007	5,824
2008	1,429
2009	875
Thereafter	4,419

$23,769

The various leases contain provisions for periodic escalations evolving from increased operating and other costs. Rental expense under these leases was $1,287,000 for 2004 and is included in other operating expenses in the consolidated statement of earnings.

(c)	Litigation

The Company is a defendant in various legal proceedings involving matters generally incidental to its business. Although it is difficult to predict the ultimate outcome of these proceedings, management believes, based on discussions with counsel, that any ultimate liability will not materially affect the consolidated financial position, results of operations, or liquidity of the Company.

(14)	Liabilities Subordinated to Claims of General Creditors

All borrowing lines under subordination agreements are with affiliates. The Company has total lines of credit from affiliates subject to subordination agreements of $650,000,000. As of December 31, 2004, all outstanding liabilities subordinated to claims of general creditors had been repaid. Interest expense on the subordinated borrowings amounted to $1,151,000 for the year ended December 31, 2004.

(Continued)

COUNTRYWIDE SECURITIES CORPORATION AND SUBSIDIARY

(A Wholly Owned Subsidiary of Countrywide Capital Markets, Inc.)

Notes to Consolidated Financial Statements

December 31, 2004

(15)	Financial Instruments

Substantially all of the Company’s assets and liabilities are carried at fair value or contracted amounts that approximate fair value or contracted amounts that approximate fair value. Assets which are recorded at contracted amounts approximating fair value consist largely of short-term secured receivables, including reverse repurchase agreements, securities borrowed, customer receivables, and certain other receivables. Similarly, the Company’s short-term liabilities, such as bank loans, repurchase agreements, securities loaned, customer payables, and certain other payables are recorded at contract amounts approximating fair value. These instruments generally have variable interest rates and short-term maturities, in many cases overnight; therefore, their fair values are not materially affected by changes in interest rates.

The fair value of trading securities is generally based on quoted market prices. If quoted market prices are not available, fair value is determined in good faith by management based on other relevant factors including dealer price quotations, prices available for similar instruments, and valuation pricing models intended to approximate the amounts that would be received from or paid to a third party in settlement of the contracts.

Derivative financial instruments used for trading purposes, including hedges of trading instruments, are carried at market value or fair value. Market values for exchange-traded derivatives, principally futures and certain options, are based on quoted market prices. Fair values for over-the-counter derivative financial instruments, principally forward contracts of to-be-announced securities (TBAs), interest rate swaps, and options, are based on pricing models intended to approximate the amounts that would be received from or paid to a third party in settlement of the contracts. Factors taken into consideration include credit spreads, market liquidity, concentrations, and funding and administrative costs incurred over the life of the instruments.

Derivatives used for economic hedging purposes include interest rate swaps, forwards, futures, purchased options, and options written. Unrealized gains or losses on these derivative contracts are recognized currently in the statement of income as trading gains and losses.

Fair values of TBAs, interest rate swaps, and open equity in futures transactions are recorded as receivables and payables from broker-dealers and clearing organizations. The following table summarizes the notional amounts of these derivative contracts and fair values (carrying amounts) of the related assets and liabilities at December 31, 2004.

(Continued)

COUNTRYWIDE SECURITIES CORPORATION AND SUBSIDIARY

(A Wholly Owned Subsidiary of Countrywide Capital Markets, Inc.)

Notes to Consolidated Financial Statements

December 31, 2004

Amounts included in receivables and payables from broker-dealers and clearing organizations as of December 31, 2004 are as follows:

	Notional	Fair value	Fair value
	amount	receivables	(payables)
	(Dollars in thousands)
Sale of TBAs	$67,762,096	(22,306)	(69,462)
Purchase of TBAs	59,025,793	80,982	28,480
Futures contracts	44,535,000	13,482	(2,266)
Options held	8,200,000	454	(55)
Options written	6,700,000	—	(50)

(16)	Financial Instruments with Off-Balance-Sheet Risk

The Company enters into various transactions involving derivatives and other off-balance-sheet financial instruments. These financial instruments include futures, exchange-traded and over-the-counter options, delayed deliveries, TBAs, securities purchased and securities sold on a when-issued basis (when-issued securities), and interest rate swaps. These derivative financial instruments are used to conduct trading activities and manage market risks and are, therefore, subject to varying degrees of market and credit risk. Derivative transactions are entered into for trading purposes or to hedge other positions or transactions.

Futures, forwards, options, TBAs, and when-issued securities provide for the delayed delivery of the underlying instrument. Interest rate swaps involve the exchange of payments based on fixed or floating rates applied to notional amounts. The contractual or notional amounts related to these financial instruments reflect the volume and activity and do not reflect the amounts at risk. Futures contracts are executed on an exchange, and cash settlement is made on a daily basis for market movements. Accordingly, futures contracts generally do not have credit risk. The credit risk for forward contracts, TBAs, options, and when-issued securities is limited to the unrealized market valuation gains recorded in the statement of financial condition. Market risk is substantially dependent upon the value of the underlying financial instruments and is affected by market forces such as volatility and changes in interest.

In addition, the Company has sold securities that it does not currently own and therefore will be obligated to purchase such securities at a future date. The Company has recorded these obligations in the consolidated financial statements at December 31, 2004 at the fair values of the related securities and will incur a loss if the fair value of the securities increases subsequent to December 31, 2004.

In the normal course of business, the Company’s customer activities involve the execution, settlement, and financing of various customer securities transactions. These activities may expose the Company to off-balance-sheet risk in the event the customer or other broker is unable to fulfill its contracted obligations and the Company has to purchase or sell the financial instrument underlying the contract at a loss.

(Continued)

COUNTRYWIDE SECURITIES CORPORATION AND SUBSIDIARY

(A Wholly Owned Subsidiary of Countrywide Capital Markets, Inc.)

Notes to Consolidated Financial Statements

December 31, 2004

The Company’s customer financing and securities settlement activities may require the Company to pledge customer securities as collateral in support of various secured financing sources such as bank loans and repurchase agreements. In the event the counterparty is unable to meet its contractual obligation to return customer securities pledged as collateral, the Company may be exposed to the risk of acquiring the securities at prevailing market prices in order to satisfy its customer obligations. The Company controls this risk by monitoring the market value of securities pledged on a daily basis and by requiring adjustments of collateral levels in the event of excess market exposure. In addition, the Company establishes credit limits for such activities and monitors compliance on a daily basis.

(17)	Credit Risk

The Company is engaged in various trading activities with counterparties, primarily broker-dealers, banks, and other financial institutions. In the event counterparties do not fulfill their obligations, the Company may be exposed to risk. The risk of nonperformance depends on the creditworthiness of the counterparty or issuer of the instrument. The Company has established credit policies applicable to making commitments involving financial instruments. Such policies include credit reviews, approvals, limits, and monitoring procedures. It is the Company’s policy to review, as necessary, the credit standing of each counterparty.

The Company maintains its cash balances, including cash segregated in compliance with federal regulations, in financial institutions. The balances with each of two financial institutions are insured by the Federal Deposit Insurance Corporation up to $100,000 and the balance in the other financial institution is not insured. As of December 31, 2004, uninsured amounts held at these financial institutions totaled $65,063,000. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash.

(18)	Consolidated Subsidiary

The following is a summary of certain financial information of the Subsidiary (dollars in thousands):

Countrywide
Capital
Markets
Asia Ltd.
Total assets	$4,150
Stockholder’s equity	1,842
Net loss	(250)

The $1,842,000 of stockholder’s equity of the broker-dealer subsidiary is not included as capital in a consolidated computation of the Company’s net capital, because the assets of the subsidiary are not readily available for the protection of the Company’s customers, broker-dealers, and other creditors, as permitted by Rule 15c-3-1.

SUPPLEMENTARY INFORMATION

Schedule I

COUNTRYWIDE SECURITIES CORPORATION AND SUBSIDIARY

(A Wholly Owned Subsidiary of Countrywide Capital Markets, Inc.)

Computation of Net Capital under Rule 15c3-1 of the Securities and Exchange Commission

December 31, 2004

(Dollars in thousands)

Net capital:
Stockholder’s equity	$857,194

Total capital and allowable subordinated liabilities	857,194

Deductions and/or charges:
A. (1) Nonallowable assets:
Receivables from brokers and dealers	5,088
Receivables from customers	5,376
Memberships in exchanges	375
Investments and receivables from affiliates	2,016
Furniture, equipment, and leasehold improvements, net	13,582
Other nonallowable assets	97,703

124,140

(2) Additional charges on customers’ securities accounts:	2,314
B. Aged fails to deliver
Number of items – 185	4,381
C. Commodity futures contracts	45,868
D. Other deductions and/or charges	29,930

206,633

Net capital before haircuts on security positions	650,561

Haircuts on securities (computed pursuant to Rule 15c3-1(c)(2)(vi)):
Trading and investment securities:
1. Contractual commitments	18,157
2. Bankers’ acceptances, CDs, and commercial paper	1,051
3. U.S. and Canadian government obligations	96,218
4. Corporate obligations	39,418
5. Other securities	18,036
6. Undue concentration	3,655

176,535

Net capital	$474,026

Net capital requirements/percentage:
Minimum net capital requirement (2% aggregate debit items)	$9,983
Excess reverse repurchase capital requirement	7,637
Net capital requirement (minimum requirement)	17,620
Excess net capital	456,406
Excess net capital greater than 5% of aggregate debits, including excess reverse repurchase requirement	441,432
Percentage, net capital to aggregate debit items	95%

There are no material differences between the above computation and the computation included with the Company’s FOCUS
    Form X-17A-5 for the period ending December 31, 2004 filed on January 26, 2005.

See accompanying independent auditors’ report.

Schedule II

COUNTRYWIDE SECURITIES CORPORATION AND SUBSIDIARY
(A Wholly Owned Subsidiary of Countrywide Capital Markets, Inc.)

Computation for Determination of Reserve Requirements under Rule 15c3-3 of the Securities and Exchange Commission

December 31, 2004

(Dollars in thousands)

Credit balances:
Free credit balances and other credit balances in customers’ security accounts	$348,407
Customers’ securities failed to receive	41,160
Credit balances in firm accounts which are attributable to principal sales to customers	124,404
Market value of short securities and credits in all suspense accounts over 7 business days	903

Total credits	514,874

Debit balances:
Debit balances in customers’ cash and margin accounts excluding unsecured accounts and accounts doubtful of collection	350,405
Securities borrowed to effectuate short sales by customers and securities borrowed to make delivery on customers’ securities failed to deliver	10,134
Failed to deliver of customers’ securities not older than 30 calendar days	138,637

Aggregate debit items	499,176
Less 3% (for alternative method only)	(14,975)

Total Rule 15c3-3 debits	484,201

Excess of total credits over total debits	$30,673

Amount held on deposit in “reserve” bank account including value of qualified securities at end of reporting period	$61,177
Allowable withdrawal	5,500

There are no material differences between the above computation and the computation included with the Company’s FOCUS
    II Form X-17A-5 for the period ending December 31, 2004 filed on January 26, 2005.

See accompanying independent auditors’ report.

Schedule III

COUNTRYWIDE SECURITIES CORPORATION AND SUBSIDIARY
(A Wholly Owned Subsidiary of Countrywide Capital Markets, Inc.)

Information Relating to Possession or Control Requirements under Rule 15c3-3 of the Securities and Exchange Commission

December 31, 2004

Market valuation and number of items for:

	Value	Number
1. Customers’ fully paid securities and excess margin securities not in respondent’s possession or control as of the report date (for which instructions to reduce to possession or control had been issued as of the report date) but for which the required action was not taken by respondent within the time frames specified under Rule 15c3-3	$—	—

2. Customers’ fully paid securities and excess margin securities for which instructions to reduce to possession or control had not been issued as of the report date, excluding items arising from “temporary lags which result from normal business operations” as permitted under Rule 15c3-3	—	—

See accompanying independent auditors’ report.